Exhibit 99.1

READY CAPITAL CORPORATION REPORTS SECOND QUARTER 2023 RESULTS

-	GAAP EARNINGS PER COMMON SHARE OF $1.87 -
-	DISTRIBUTABLE EARNINGS PER COMMON SHARE OF $0.36 -
-	DISTRIBUTABLE RETURN ON AVERAGE STOCKHOLDERS’ EQUITY OF 9.3% -

New York, New York, August 7, 2023 / Globe Newswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small-to-medium balance commercial (“SBC”) loans, today reported financial results for the quarter ended June 30, 2023.

“The closing of the $867 million acquisition of Broadmark Realty Capital in the second quarter marks a significant milestone for Ready Capital,” said Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “Our increased scale and capabilities, significant liquidity and portfolio strength position the Company for sustained success.”

Second Quarter Highlights

●	Completed merger with Broadmark Realty Capital Inc., a specialty real estate finance company specializing in originating and servicing residential and commercial construction loans, to create the 4th largest commercial mortgage REIT
●	Total investments of $1.1 billion, including $512 million of SBC originations, $424 million of residential mortgage loans, and $121 million of U.S. Small Business Administration 7(a) loans
●	Completed a $649 million securitization of floating rate SBC loans and sold $509 million of senior bonds at a weighted average cost of SOFR + 2.94%
●	Initiated a new stock repurchase program, authorizing the repurchase of $100 million of the Company’s common stock; acquired approximately 1.7 million shares of the Company’s common stock at an average price of $10.82
●	Declared and paid dividends aggregating to $0.40 per share in cash
●	Net book value of $14.52 per share of common stock as of June 30, 2023

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”) not retained by us as part of our loan origination business, realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights (“MSR”), unrealized current non-cash provision for credit losses and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value. The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes. Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments. In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

The table below reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings.

(in thousands)	Three Months Ended June 30, 2023
Net Income	$253,373
Reconciling items:
Unrealized gain on MSR	(8,818)
Increase in current expected credit loss reserve	19,410
Non-cash compensation	2,062
Merger transaction costs and other non-recurring expenses	14,177
Bargain purchase gain	(229,894)
Total reconciling items	$(203,063)
Income tax adjustments	973
Distributable earnings	$51,283
Less: Distributable earnings attributable to non-controlling interests	2,035
Less: Income attributable to participating shares	2,373
Distributable earnings attributable to common stockholders	$46,875
Distributable earnings per common share - basic	$0.36
Distributable earnings per common share - diluted	$0.35

U.S. GAAP return on equity is based on U.S. GAAP net income, while distributable return on equity is based on distributable earnings, which adjusts U.S. GAAP net income for the items in the distributable earnings reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Tuesday, August 8, 2023 at 8:30am ET to provide a general business update and discuss the financial results for the quarter ended June 30, 2023.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-877-407-0792

International: 1-201-689-8263

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 13739598

The playback can be accessed through August 22, 2023.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans. The Company specializes in loans backed by commercial real estate, including agency multifamily, investor, construction, and bridge as well as U.S. Small Business Administration loans under its Section 7(a) program. Headquartered in New York, New York, the Company employs over 600 professionals nationwide.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)	June 30, 2023	December 31, 2022
Assets
Cash and cash equivalents	$227,504	$163,041
Restricted cash	34,534	55,927
Loans, net (including $9,773 and $9,786 held at fair value)	3,571,520	3,576,310
Loans, held for sale, at fair value	238,664	258,377
Paycheck Protection Program loans (including $172 and $576 held at fair value)	94,611	186,985
Mortgage-backed securities, at fair value	33,770	32,041
Loans eligible for repurchase from Ginnie Mae	59,015	66,193
Investment in unconsolidated joint ventures (including $7,731 and $8,094 held at fair value)	122,504	118,641
Investments held to maturity	3,446	3,306
Purchased future receivables, net	12,917	8,246
Derivative instruments	8,755	12,963
Servicing rights (including $201,471 and $192,203 held at fair value)	296,364	279,320
Real estate owned, held for sale	251,325	117,098
Other assets	220,691	189,769
Assets of consolidated VIEs	7,207,426	6,552,760
Total Assets	$12,383,046	$11,620,977
Liabilities
Secured borrowings	2,395,687	2,846,293
Paycheck Protection Program Liquidity Facility (PPPLF) borrowings	110,838	201,011
Securitized debt obligations of consolidated VIEs, net	5,395,361	4,903,350
Convertible notes, net	114,942	114,397
Senior secured notes, net	344,241	343,355
Corporate debt, net	762,668	662,665
Guaranteed loan financing	226,084	264,889
Contingent consideration	15,566	28,500
Liabilities for loans eligible for repurchase from Ginnie Mae	59,015	66,193
Derivative instruments	2,261	1,586
Dividends payable	26,381	47,177
Loan participations sold	54,461	54,641
Due to third parties	4,467	11,805
Accounts payable and other accrued liabilities	159,651	176,520
Total Liabilities	$9,671,623	$9,722,382
Preferred stock Series C, liquidation preference $25.00 per share	8,361	8,361

Commitments & contingencies

Stockholders’ Equity
Preferred stock Series E, liquidation preference $25.00 per share	111,378	111,378
Common stock, $0.0001 par value, 500,000,000 shares authorized, 171,651,924 and 110,523,641 shares issued and outstanding, respectively	17	11
Additional paid-in capital	2,313,849	1,684,074
Retained earnings	187,139	4,994
Accumulated other comprehensive loss	(9,281)	(9,369)
Total Ready Capital Corporation equity	2,603,102	1,791,088
Non-controlling interests	99,960	99,146
Total Stockholders’ Equity	$2,703,062	$1,890,234
Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity	$12,383,046	$11,620,977

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except share data)	2023	2022	2023	2022
Interest income	$232,884	$153,671	$450,457	$278,076
Interest expense	(172,534)	(80,827)	(332,928)	(141,844)
Net interest income before recovery of (provision for) loan losses	$60,350	$72,844	$117,529	$136,232
Recovery of (provision for) loan losses	(19,427)	4,390	(12,693)	2,848
Net interest income after recovery of (provision for) loan losses	$40,923	$77,234	$104,836	$139,080
Non-interest income
Residential mortgage banking activities	9,884	2,947	19,053	11,371
Net realized gain (loss) on financial instruments and real estate owned	23,878	21,114	35,453	29,121
Net unrealized gain (loss) on financial instruments	7,407	(3,253)	(4,321)	42,062
Servicing income, net of amortization and impairment of $2,412 and $4,171 for the three and six months ended June 30, 2023, and $5,660 and $9,005 for the three and six months ended June 30, 2022, respectively	14,432	14,565	28,435	25,093
Income on purchased future receivables, net of allowance for (recovery of) doubtful accounts of $2,638 and $4,232 for the three and six months ended June 30, 2023, and $(565) and $(440) for the three and six months ended June 30, 2022, respectively	86	1,859	626	4,328
Gain on bargain purchase	229,894	—	229,894	—
Income on unconsolidated joint ventures	33	5,200	689	11,763
Other income	18,569	8,334	38,452	14,835
Total non-interest income	$304,183	$50,766	$348,281	$138,573
Non-interest expense
Employee compensation and benefits	(27,709)	(26,089)	(52,848)	(54,057)
Allocated employee compensation and benefits from related party	(2,500)	(1,804)	(4,826)	(4,804)
Variable income (expenses) on residential mortgage banking activities	(6,574)	4,532	(12,059)	3,553
Professional fees	(5,656)	(3,851)	(11,373)	(8,977)
Management fees – related party	(5,760)	(5,465)	(10,841)	(8,661)
Incentive fees – related party	(71)	—	(1,791)	—
Loan servicing expense	(13,115)	(10,296)	(23,078)	(19,216)
Transaction related expenses	(13,966)	(1,372)	(14,859)	(7,071)
Other operating expenses	(11,241)	(14,372)	(25,559)	(27,025)
Total non-interest expense	$(86,592)	$(58,717)	$(157,234)	$(126,258)
Income before provision for income taxes	258,514	69,283	295,883	151,395
Income tax provision	(5,141)	(10,318)	(5,532)	(28,167)
Net income	$253,373	$58,965	$290,351	$123,228
Less: Dividends on preferred stock	2,000	1,999	3,999	3,998
Less: Net income attributable to non-controlling interest	4,490	2,874	6,325	3,649
Net income attributable to Ready Capital Corporation	$246,883	$54,092	$280,027	$115,581

Earnings per common share - basic	$1.87	$0.47	$2.30	$1.13
Earnings per common share - diluted	$1.76	$0.45	$2.17	$1.07

Weighted-average shares outstanding
Basic	131,651,125	114,359,026	121,219,982	101,106,777
Diluted	141,583,837	125,065,492	131,096,368	111,803,431

Dividends declared per share of common stock	$0.40	$0.42	$0.80	$0.84

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

FOR THE THREE MONTHS ENDED JUNE 30, 2023

		Small	Residential
	SBC Lending	Business	Mortgage	Corporate-
(in thousands)	and Acquisitions	Lending	Banking	Other	Consolidated
Interest income	$212,233	$18,771	$1,880	$—	$232,884
Interest expense	(160,504)	(9,718)	(2,312)	—	(172,534)
Net interest income before provision for loan losses	$51,729	$9,053	$(432)	$—	$60,350
Provision for loan losses	(17,415)	(2,012)	—	—	(19,427)
Net interest income after provision for loan losses	$34,314	$7,041	$(432)	$—	$40,923
Non-interest income
Residential mortgage banking activities	$—	$—	$9,884	$—	$9,884
Net realized gain (loss) on financial instruments and real estate owned	15,356	8,522	—	—	23,878
Net unrealized gain (loss) on financial instruments	(677)	(734)	8,818	—	7,407
Servicing income, net	1,890	3,149	9,393	—	14,432
Income on purchased future receivables, net	—	86	—	—	86
Gain on bargain purchase	—	—	—	229,894	229,894
Income on unconsolidated joint ventures	33	—	—	—	33
Other income	8,166	10,099	24	280	18,569
Total non-interest income	$24,768	$21,122	$28,119	$230,174	$304,183
Non-interest expense
Employee compensation and benefits	$(8,723)	$(11,614)	$(5,296)	$(2,076)	$(27,709)
Allocated employee compensation and benefits from related party	(250)	—	—	(2,250)	(2,500)
Variable expenses on residential mortgage banking activities	—	—	(6,574)	—	(6,574)
Professional fees	(1,135)	(2,782)	(123)	(1,616)	(5,656)
Management fees – related party	—	—	—	(5,760)	(5,760)
Incentive fees – related party	—	—	—	(71)	(71)
Loan servicing expense	(10,746)	(148)	(2,221)	—	(13,115)
Transaction related expenses	—	—	—	(13,966)	(13,966)
Other operating expenses	(3,598)	(4,687)	(1,684)	(1,272)	(11,241)
Total non-interest expense	$(24,452)	$(19,231)	$(15,898)	$(27,011)	$(86,592)
Income before provision for income taxes	$34,630	$8,932	$11,789	$203,163	$258,514
Total assets	$10,969,193	$739,391	$422,103	$252,359	$12,383,046

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

FOR THE SIX MONTHS ENDED JUNE 30, 2023

		Small	Residential
	SBC Lending	Business	Mortgage	Corporate-
(in thousands)	and Acquisitions	Lending	Banking	Other	Consolidated
Interest income	$410,272	$36,700	$3,485	$—	$450,457
Interest expense	(309,998)	(19,092)	(3,838)	—	(332,928)
Net interest income before provision for loan losses	$100,274	$17,608	$(353)	$—	$117,529
Provision for loan losses	(9,286)	(3,407)	—	—	(12,693)
Net interest income after provision for loan losses	$90,988	$14,201	$(353)	$—	$104,836
Non-interest income
Residential mortgage banking activities	$—	$—	$19,053	$—	$19,053
Net realized gain (loss) on financial instruments and real estate owned	20,181	15,272	—	—	35,453
Net unrealized gain (loss) on financial instruments	(6,788)	(258)	2,725	—	(4,321)
Servicing income, net	2,983	6,698	18,754	—	28,435
Income on purchased future receivables, net	—	626	—	—	626
Gain on bargain purchase	—	—	—	229,894	229,894
Income on unconsolidated joint ventures	689	—	—	—	689
Other income	17,259	20,527	55	611	38,452
Total non-interest income	$34,324	$42,865	$40,587	$230,505	$348,281
Non-interest expense
Employee compensation and benefits	$(14,929)	$(22,889)	$(10,708)	$(4,322)	$(52,848)
Allocated employee compensation and benefits from related party	(482)	—	—	(4,344)	(4,826)
Variable expenses on residential mortgage banking activities	—	—	(12,059)	—	(12,059)
Professional fees	(2,116)	(4,407)	(297)	(4,553)	(11,373)
Management fees – related party	—	—	—	(10,841)	(10,841)
Incentive fees – related party	—	—	—	(1,791)	(1,791)
Loan servicing expense	(18,804)	(245)	(4,029)	—	(23,078)
Transaction related expenses	—	—	—	(14,859)	(14,859)
Other operating expenses	(10,331)	(8,781)	(3,393)	(3,054)	(25,559)
Total non-interest expense	$(46,662)	$(36,322)	$(30,486)	$(43,764)	$(157,234)
Income before provision for income taxes	$78,650	$20,744	$9,748	$186,741	$295,883
Total assets	$10,969,193	$739,391	$422,103	$252,359	$12,383,046